carbonite.com 1 Carbonite, Inc. Q2 2017 Financial Results August 3, 2017

carbonite.com 2 Safe Harbor Statement Certain matters discussed in these slides and accompanying oral presentation have "forward-looking statements" intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements may generally be identified as such because the context of such statements will include words such as "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "plan," "potential," "predict," "project," "should," "will," "would" or words of similar import. Similarly, statements that describe the Company's future plans, objectives or goals are also forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond the Company's control. The Company's actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including, but not limited to, economic conditions and markets (including current financial conditions), exchange rate fluctuations, risks associated with debt prepayment, stock repurchases or acquisitions in lieu of retaining such cash for future needs, and changes in regulatory conditions or other trends affecting the Internet and the information technology industry. These and other important risk factors are discussed under the heading "Risk Factors" in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 filed with the Securities and Exchange Commission (the "SEC"), which is available on www.sec.gov, and elsewhere in any subsequent periodic or current reports filed by us with the SEC. Except as required by applicable law, we do not undertake any obligation to update our forward-looking statements to reflect future events, new information or circumstances. This presentation contains non-GAAP financial measures including, but not limited to, Bookings, non-GAAP Revenue, non-GAAP Gross Margin, non-GAAP Net Income and non-GAAP Net Income Per Share, and Adjusted Free Cash Flow. A reconciliation to GAAP can be found in the financial schedules included in our most recent earnings press release located on Carbonite’s website, http://investor.carbonite.com, in the Company’s filings or with the SEC at www.sec.gov. The presentation of non-GAAP financial information should not be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

carbonite.com 3 Financial Results Conference Call Details What: Carbonite Q2 2017 Financial Results Conference Call When: Thursday, August 3, 2017 Time: 5:30 p.m. ET Live Call: 877-303-1393 (U.S.) 315-625-3228 (International) Conference ID: 48381962 Live and Recorded Webcast: http://investor.carbonite.com

carbonite.com 4 Definitions of non-GAAP Measures Bookings: Bookings represent the aggregate dollar value of customer subscriptions and software arrangements, which may include multiple revenue elements, such as software licenses, hardware, professional services and post-contractual support, received during a period and are calculated as revenue recognized during a particular period plus the change in total deferred revenue, excluding deferred revenue recorded in connection with acquisitions and divestitures, net of foreign exchange during the same period. Non-GAAP revenue: Excludes the impact of purchase accounting adjustments in connection with acquisitions. Non-GAAP gross margin: Excludes the impact of purchase accounting adjustments for significant acquisitions, amortization expense on intangible assets, stock-based compensation expense, and acquisition-related expense. Non-GAAP net income and non-GAAP net income per share: Non-GAAP net income and non-GAAP net income per share excludes the impact of purchase accounting adjustments for significant acquisitions, amortization expense on intangible assets, stock-based compensation expense, litigation-related expense, restructuring-related expense, acquisition-related expense, non-cash convertible debt interest expense, and the income tax effect of non-GAAP adjustments. Adjusted Free cash flow: Adjusted free cash flow is calculated by subtracting the cash paid for the purchase of property and equipment and adding the payments related to acquisition-related payments, restructuring-related payments, litigation-related payments and the cash portion of the lease exit charge from net cash provided by operating activities. For a full reconciliation of GAAP to non-GAAP, please visit the investor relations portion of the Carbonite web site – investor.carbonite.com

carbonite.com 5 Recent Financial and Operating Highlights Consistent financial performance Proven acquisition growth strategy Steady growth and improving margins Strong team executing well Carbonite surpassed $1 Billion in lifetime company bookings

carbonite.com 6 Carbonite Inaugural Institutional Investor Day What: Carbonite Inaugural Institutional Investor Day When: Tuesday, September 19th, 2017 Time: Registration and lunch from Noon to 1:00 pm Presentations and program from 1:00pm to 5:00pm Cocktail reception to follow Location: Carbonite HQ – 2 Avenue de Lafayette, Boston MA, 02111 Registration required: CARB@InvestorRelations.com

carbonite.com 7 Ransomware Backup is one of the only reliable means of protection • $1 Billion It was estimated that $ 1 Billion in potential ransoms would be paid in 2016* • 230,000 Number of computers infected by WannaCry ransomware* • 10,000+ Number of customers Carbonite customer support recovered from ransomware in last 24 months • Carbonite is a leader in ransomware recovery $1B Ransom paid in 2016* Source: http://fortune.com/2017/05/15/ransomware-wannacry-virus-microsoft-patch-cyber-attack-bug/; http://www.nbcnews.com/tech/security/ransomware-now-billion-dollar-year-crime-growing-n704646

carbonite.com 8 Unified Partner Program • The Carbonite Partner Program consists of solutions, tools, incentives and support, including: sales, pre-sales engineering and marketing support • Relaunched and redesigned Partner Portal helps manage all customer accounts while support teams sell, deploy and support any Carbonite data protection solution • Programs include up-front deal registration, sales incentive programs, and incumbent renewal, rebate and marketing programs

carbonite.com 9 Summary Q2 Financial Results Q2 2017 Outlook (a/o 5/4/2017) Q2 2017 Results GAAP Revenue $56.0 M to $60.0 M $59.0 M (+10.5% YoY) Non-GAAP Revenue $58.0 M to $62.0 M $61.1 M (+12.6% YoY) GAAP Net Loss Per Share Not guided $(0.23) Non-GAAP Net Income Per Share (Diluted) $0.11 to $0.13 $0.15 Consumer Bookings Not guided $20.9 M (-2.3% YoY) Business Bookings Not guided $43.0 M (+33.1% YoY) Adjusted Free Cash Flow Not guided $2.1 M *With respect to expectations under “Q2 2017 Outlook" above, the Company has not reconciled non-GAAP net income per share to net income (loss) per share because we do not provide guidance for stock-based compensation expense, litigation-related expense, acquisition-related expense, amortization expense on intangible assets and the income tax effect of non-GAAP adjustments as we are unable to quantify certain of these amounts that would be required to be included in the GAAP measure without unreasonable efforts. In addition, the Company believes such reconciliations would imply a degree of precision that would be confusing or misleading to investors. Source: SEC Filings; For a full reconciliation of GAAP to non-GAAP, please visit the investor relations portion of the Carbonite web site – investor.carbonite.com

carbonite.com 10 Subscription Business Bookings Bookings Growth $19 $32 $40 $55 $124$80 $84 $88 $90 $85 2012 2013 2014 2015 2016 Annual Bookings ($M) Approximate, may not foot due to rounding. Source: SEC Filings and company estimates; For a full reconciliation of GAAP to non-GAAP, please visit the investor relations portion of the Carbonite web site – investor.carbonite.com $98 $32.3 $28.8 $33.9 $40.1 $43.0 $21.4 $20.4 $20.1 $22.0 $20.9 $24.5 $23.4 $26.1 $27.3 $29.3 Q2 '16 Q3 '16 Q4 '16 Q1 '17 Q2 '17 Quarterly Bookings ($M) $53.7 $63.9 $209 $116 $128 $145 $49.2 $54.0 $62.1 Business BookingsConsumer Bookings +19% YoY growth -2% +33% +19%

carbonite.com 11 Revenue and Gross Margin $54.2 $52.5 $53.9 $59.1 $61.1 Q2 '16 Q3 '16 Q4 '16 Q1 '17 Q2 '17 Non-GAAP Revenue ($M) Source: SEC Filings; For a full reconciliation of GAAP to non-GAAP, please visit the investor relations portion of the Carbonite web site – investor.carbonite.com 72.5% 72.2% 74.0% 73.8% 74.1% Q2 '16 Q3 '16 Q4 '16 Q1 '17 Q2 '17 Non-GAAP Gross Margin (%)

carbonite.com 12 Business Outlook (as of August 3, 2017)* Q3 2017 Outlook FY 2017 Outlook GAAP Revenue $59.0 M to $61.0 M $232.0 M to $244.0 M Non-GAAP Revenue $60.5 M to $62.5 M $238.5 M to $250.5 M Non-GAAP Net Income Per Share (Diluted) $0.19 to $0.21 $0.74 to $0.80 Business Bookings Not guided $160.6 M to $170.2 M Consumer Bookings YoY Growth Not guided (10%) to 0% growth Non-GAAP Gross Margin Not guided 74.0% to 75.0% Adjusted Free Cash Flow Not guided $16.0 M to $20.0 M *With respect to our expectations under "Business Outlook" above, the Company has not reconciled non-GAAP net income per share to net income (loss) per share because we do not provide guidance for stock-based compensation expense, litigation-related expense, acquisition-related expense, amortization expense on intangible assets, non-cash convertible debt interest expense, and the income tax effect of non-GAAP adjustments as we are unable to quantify certain of these amounts that would be required to be included in the GAAP measure without unreasonable efforts. In addition, the Company believes such reconciliations would imply a degree of precision that would be confusing or misleading to investors. Source: SEC Filings; For a full reconciliation of GAAP to non-GAAP, please visit the investor relations portion of the Carbonite web site – investor.carbonite.com